Lease Obligation - Schedule of Lease Cost (Details) - USD ($)	Mar. 31, 2026	Dec. 31, 2025	Dec. 31, 2024
Operating Leases
Right-of-use assets	$ 148,000	$ 167,807
Operating lease liability, current portion	64,000	65,156
Operating lease liability, net of current portion	83,000	102,000
Total lease liabilities	$ 147,000	$ 167,000
Weighted Average Remaining Lease Term (in years)		2 years 3 months	2 years 6 months
Weighted Average Discount Rate		4.00%	4.00%